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                                            Exhibit 10(f)

                 AMENDMENT NUMBER ONE

                          TO

               GRANTOR TRUST AGREEMENT


     THIS AGREEMENT, made as of the thirty-first of January, 1997, by and between THE BANK OF NEW YORK COMPANY,
INC., a corporation organized under the laws of the State of New York (hereinafter referred to as the "Company"), and THE CHASE MANHATTAN BANK (successor by merger to United
States Trust Company of New York), a corporation organized and existing under the laws of the New York (hereinafter referred to as the "Trustee"),

                 W I T N E S S E T H:

     WHEREAS, the Company and the United States Trust
Company of New York entered into a Grantor Trust Agreement dated as of December 15, 1994 (as amended from time to time, the "Agreement");

     WHEREAS, United States Trust Company of New York merged into The Chase Manhattan Bank, N.A. on September 2,
1995 and assumed by operation of law the obligations of United States Trust Company of New York under the
Agreement;

     WHEREAS,  The Chase Manhattan Bank, N.A. merged into
Chemical Bank on July 1, 1996 and Chemical Bank was renamed
The Chase Manhattan Bank and assumed by operation of law the obligations of The Chase Manhattan Bank, N.A. under the Agreement;

     WHEREAS, Article TWELFTH of the Agreement provides that the Company may amend the Agreement; and

     WHEREAS, the Company desires to amend the Agreement;

     NOW, THEREFORE, the Company and the Trustee agree as follows, effective February 1, 1997:

1. The Agreement and the exhibits thereto are amended by deleting the name"United States Trust Company of New
     York" each time it appears therein and substituting therefor the name "The Chase Manhattan Bank".

        IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed in their respective names by their duly

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authorized officers under their corporate seals
as of the day and year first written above.


ATTEST:                  THE BANK OF NEW YORK COMPANY, INC

\s\  Thomas E. Angers    By: \s\ Deno D. Papageorge
---------------------       -------------------------------
                                 Deno D. Papageorge
                            Senior Executive Vice President


ATTEST:                  THE CHASE MANHATTAN BANK

                         By: \s\ Martha C. Dolan
                            -----------------------
                        Name:  Martha C. Dolan
                         Title:  Vice President